UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

May 23, 2014
____________________________

GROWLIFE, INC.
(Exact name of registrant as specified in charter)

Delaware
(State or other Jurisdiction of Incorporation or Organization)

0-50385 (Commission File Number)		90-0821083 (IRS Employer Identification No.)
20301 Ventura Blvd, Suite 126 Woodland Hills, California 91364 (Address of Principal Executive Offices and zip code)

(800) 977-5255
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 30, 2014, GrowLife, Inc., a Delaware corporation (the “Company”), announced the resignation of Rob Hunt effective May 23, 2014 as Executive Vice President of GrowLife, Inc. and President of GrowLife Hydroponics. Mr. Hunt remains on the Company’s Board of Directors.

Item 9.01          Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release dated May 30, 2014 concerning the resignation of Rob Hunt.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GrowLife, Inc.

Date: May 30, 2014	By:	/s/ Marco Hegyi
Marco Hegyi
President